Initial Public Offering	3 Months Ended
Jan. 12, 2021
Equity [Abstract]
Initial Public Offering
NOTE 3. INITIAL PUBLIC OFFERING
On January 12, 2021, the Company consummated its Initial Public Offering of 60,375,000 Units, including 7,875,000 Over-Allotment Units, at $10.00 per Unit, generating gross proceeds of approximately $603.8 million, and incurring offering costs of approximately $33.9 million, of which approximately $21.1 million was deferred underwriting commissions. Of the 60,375,000 Units sold, an aggregate of 2,527,000 Units were purchased by certain of the Company’s directors and officers.
Each Unit consists of one Class A ordinary share and
one-fifth
of one redeemable warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 7).